 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 22, 2026
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Open Text Corporation
(Exact name of Registrant as specified in its charter)
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Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1
(Address of principal executive offices)
(519) 888-7111
(Registrant's telephone number, including area code)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock without par value	OTEX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events
On September 22, 2026, Open Text Corporation (“OpenText” or the “Company”) issued a press release announcing that the Company (i) has issued a conditional notice of redemption with respect to $1.0 billion principal amount of its outstanding 6.900% Senior Secured Notes due 2027 (the “2027 Notes”), providing for the redemption in full of such 2027 Notes on October 2, 2026, subject to the satisfaction or waiver of certain conditions, including a financing condition as described therein and (ii) is exploring a potential offering of senior secured notes pursuant to Rule 144A (“Rule 144A”) and Regulation S (“Regulation S”) under the Securities Act of 1933, as amended (the “Securities Act”). A copy of the press release is filed as Exhibit 99.1 hereto, and the information contained in Exhibit 99.1 is incorporated herein by reference into this Item 8.01.
In addition, the Company is currently in the process of seeking to amend its revolving credit agreement (the “Revolver Amendment”). The Company expects that the Revolver Amendment will, among other things, extend the maturity of the revolving credit agreement. The Revolver Amendment remains subject to the execution of definitive documentation and satisfaction of customary closing conditions. If and when entered into, the full text of the Revolver Amendment will be filed as an exhibit to a Current Report on Form 8-K.
This filing shall not constitute a notice of redemption under the indenture governing the 2027 Notes, and such redemption is subject to the conditions set forth in the applicable notice of redemption, including the financing condition described therein. Such notice has been made only in accordance with the provisions of the indenture governing the 2027 Notes. There can be no assurances as to whether any such redemption will be effected as described above.
This filing shall not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there be any sale of, the senior secured notes (if such offering proceeds) in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration, qualification or exemption under the securities laws of any such jurisdiction. Any such notes offering will not be registered under the Securities Act. Any such notes may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons, except to persons reasonably believed to be qualified institutional buyers in reliance on the exemption from registration provided by Rule 144A and to certain persons in offshore transactions in reliance on Regulation S.

Item 9.01	Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description

99.1	Press Release, dated September 22, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

September 22, 2026	By:	/s/ Michael F. Acedo
Michael F. Acedo EVP, Chief Legal Officer & Corporate Secretary